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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement No. 333-21273 on Form S-3 and in Registration Statements No. 333-03465 and 333-61611 on Form S-8 of Shurgard Storage Centers, Inc. of our report dated February
11, 2000, appearing in the Annual Report on Form 10-K/A of Shurgard Storage Centers, Inc. for the year ended December 31, 1999.




/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Seattle,Washington
September 27, 2000